COMMITMENTS AND CONTINGENCIES - Schedule of Supplemental Balance Sheet Information For Finance Leases (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Finance lease right-of-use asset	$ 788	$ 788
Accumulated amortization	(66)	(6)
Net finance lease right-of-use asset	722	782	$ 0
Current portion of finance lease liability	259	218	0
Long-term finance lease liability	378	575	$ 0
Total finance lease liabilities	$ 637	$ 793